Exhibit 99.1

Contacts:
Nationwide Financial
Kevin G. O'Brien             Bryan Haviland
AVP, Investor Relations      Public Relations Officer
614-677-5331                 614-677-7767

Gartmore Global Investments
Craig S. Andrews
SVP, Public Communications
484-530-1401

May 22, 2002

                Nationwide to Realign Asset Management Businesses
            Nationwide Mutual to acquire Gartmore Global Investments
                            from Nationwide Financial

COLUMBUS, OH -- In a strategic move designed to unify and strengthen its global asset management businesses, Nationwide Mutual Insurance Company (Nationwide Mutual) today announced that it has entered into a definitive agreement with Nationwide Financial Services, Inc. (Nationwide Financial, NYSE: NFS) under which Nationwide Mutual will exchange approximately 8 million shares of NFS common stock for Nationwide Financial's interest in Gartmore Global Investments, Inc. (formally known as Villanova Capital, Inc.), Nationwide Financial's asset management subsidiary. The transaction, which will qualify as a tax-free exchange, values Gartmore Global Investments at $375 million and will be immediately accretive to Nationwide Financial's earnings per share. In addition, Nationwide Financial will record a net gain of approximately $225 million directly to shareholders' equity.

"This transaction is an important step in focusing and simplifying the Nationwide business model around our three core businesses, domestic property-casualty, global life and retirement savings and global asset management," said W.G. Jurgensen, chief executive officer of Nationwide. "The transaction represents an outstanding opportunity for all parties, creating significant value for Nationwide Financial shareholders and enhancing the business model of Nationwide Mutual."

"After the close of the transaction, the international and domestic asset management businesses of Nationwide will share a common ownership structure. Paul Hondros will continue to lead these companies," Jurgensen added. "The combined entity - Gartmore Group - will manage $77 billion in assets and will be better positioned to effectively grow and compete in the global asset management business."

"This transaction gives Nationwide Financial the opportunity to unlock the value of the asset management business that we have built," said Joseph J. Gasper, president and chief operating officer of Nationwide Financial. "Our strategic focus going forward in the asset management space will focus on the distribution of mutual funds, versus the manufacturing of mutual funds."

                                     -more-


Insurance o Financial Services o On Your Side            One Nationwide Plaza
                                                       Columbus, OH 43215-2220
                                                     www.nationwidefinancial.com

Nationwide to Realign Asset Management Businesses -- 2

"As a leading provider of equity based life insurance, annuities and retirement savings plans, Nationwide Financial represents a powerful distribution opportunity for mutual fund complexes," added Gasper. "We will continue our close affiliation with the Gartmore Group and expect that as a result of this transaction Gartmore Funds will be able to add additional value and market appeal to our product line up."

A special committee of independent directors of the Nationwide Financial board reviewed and recommended approval of the transaction by the full board of directors. Nationwide Financial board members James G. Brocksmith, Jr. , Gerald
D. Prothro and Donald L. McWhorter served as the special committee. The committee's recommendation and the board's approval were based on a number of factors, including the opinion of UBS Warburg, the financial advisor to the special committee, that the transaction value is fair from a financial point of view to Nationwide Financial. The special committee's legal advisor for the transaction is Swidler Berlin Shereff Friedman, LLP.

The transaction is expected to be completed by the end of the second quarter of 2002 and is subject to normal closing conditions, including appropriate regulatory approvals. Subsequent to the close of the transaction, Nationwide Mutual's ownership interest in Nationwide Financial will be reduced to approximately 80 percent. After the close of the previously announced Provident Mutual sponsored demutualization, which is expected to occur in the third quarter of 2002, Nationwide Mutual's ownership interest in Nationwide Financial is expected to be approximately 66 percent.

The operating income from Gartmore Global Investments previously reported in Nationwide Financial's asset management segment will be reported as discontinued operations with all historical information restated on a comparable basis. In addition, goodwill amortization and the minority interest in the earnings of Gartmore Global Investments, which were previously reported in the corporate segment, will also be reported as part of discontinued operations. Structured products transactions previously reported in the asset management segment have been reclassified to the institutional products segment. The restated amounts are included in Exhibits I & II attached to this release.

Management of Nationwide Mutual and Nationwide Financial will host a conference call today, May 22, 2002 at 11:00am ET to discuss the transaction. To listen to the call, dial (630) 395-0188 and enter passcode NFS. Please call 10 to 15 minutes in advance to establish a connection. A replay of the call will be available through May 29, 2002 by dialing (402) 998-0703. The call will also be broadcast live over the internet with a link available on the Company's website.

Nationwide, with world headquarters in Columbus, is one of the largest insurance and financial services company in the world and offers a broad range of personal and commercial insurance. Nationwide, which includes the country's 6th largest property/casualty insurance group, ranks 136th in total revenues on the Fortune 500 list.

                                     -more-


Insurance o Financial Services o On Your Side            One Nationwide Plaza
                                                       Columbus, OH 43215-2220
                                                     www.nationwidefinancial.com

Nationwide to Realign Asset Management Businesses -- 3


Nationwide Financial is the holding company for the life insurance and retirement savings operations of Nationwide, which owns 81.3 percent of the outstanding common shares of Nationwide Financial. The major operating subsidiary of Nationwide Financial is Nationwide Life Insurance Company, the country's 7th largest life insurer based on admitted assets. To obtain investor materials for Nationwide Financial, including the Company's 2001 summary annual report, Form 10-K and other corporate announcements, please visit our web site at www.nationwidefinancial.com.

Gartmore Global Investments, Inc. is the U.S. component of Gartmore Group, the global asset-management arm of Nationwide. In the United States, Gartmore Global Investments, Inc. also has investment-management operations in Conshohocken, Penn., Portland, Ore., Detroit, Mich. and Columbus, Ohio. Gartmore Group's London-based, international asset-management component, Gartmore Investment Management, plc, was formed in 1969 and acquired by Nationwide in 2000. It has investment management and marketing operations in Scotland, Jersey (Channel Islands), Spain, Germany, Sweden, Italy and Japan. Gartmore Group encompasses a professional staff of more than 1,000 and collectively manages $77 billion for individuals and institutional clients, including corporate and public pension plans, endowments, foundations, mutual fund companies and insurance companies.

Forward Looking Information
The information included herein contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the results of operations and businesses of the Company. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward-looking statements include, among others, the following possibilities: (i) change in Nationwide's control of the Company through its beneficial ownership of approximately 97.7% of the combined voting power of all the outstanding common stock and approximately 81.3% of the economic interest in the Company; (ii) the Company's primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the Company's subsidiaries to pay such dividends; (iii) the potential impact on the Company's reported net income that could result from the adoption of certain accounting standards issued by the Financial Accounting Standards Board or other standard setting bodies; (iv) tax law changes impacting the tax treatment of life insurance and investment products; (v) the repeal of federal estate tax; (vi) heightened competition, including specifically the intensification of price competition, the entry of new competitors and the development of new products by new and existing competitors; (vii) adverse state and federal legislation and regulation, including limitations on premium levels, increases in minimum capital and reserves, and other financial viability requirements; (viii) failure to expand distribution channels in order to obtain new customers or failure to retain existing customers; (ix) inability to carry out marketing and sales plans, including, among others, development of new products and/or changes to certain existing products and acceptance of the new and/or revised products in the market; (x) changes in interest rates and the capital markets causing a reduction of investment income and/or asset fees, reduction in the value of the Company's investment portfolio or a reduction in the demand for the Company's products; (xi) general economic and business conditions which are less favorable than expected; (xii) competitive, regulatory or tax changes that affect the cost of, or demand for the Company's products;
(xiii) unanticipated changes in industry trends and ratings assigned by nationally recognized rating organizations; and (xiv) inaccuracies in assumptions regarding future persistency, mortality, morbidity and interest rates used in calculating reserve amounts.

                                      -30-


Insurance o Financial Services o On Your Side            One Nationwide Plaza
                                                       Columbus, OH 43215-2220
                                                     www.nationwidefinancial.com

Exhibit I - Restatement of Annual Operating Income

Nationwide Financial Services, Inc. - Consolidated
(in millions, except for per share data)

                                                        1997       1998       1999       2000      2001
                                                      ---------- ---------  ---------  --------- ---------
Operating Revenues
   Asset fees                                           $ 384.8    $494.7     $616.6     $715.4    $615.3
   Administrative fees                                     59.5      73.8      102.4      134.2     129.0
   Surrender charges                                       32.4      41.6       59.6       86.1      72.9
   Cost of insurance charges                               68.5      88.8      117.0      156.5     201.9
                                                      ---------- ---------  ---------  --------- ---------
                               Total policy charges       545.2     698.9      895.6    1,092.2   1,019.1

   Traditional life premiums                              205.4     200.0      220.8      240.0     251.1
   Net investment income                                1,412.9   1,485.3    1,525.6    1,661.9   1,736.8
   Realized gain on securitizations                           -         -          -          -       1.9
   Other income                                            18.2      35.7       63.7       81.7      76.6
                                                      ---------- ---------  ---------  --------- ---------
                           Total operating revenues     2,181.7   2,419.9    2,705.7    3,075.8   3,085.5

Benefits
   Interest credited                                    1,016.6   1,069.0    1,096.4    1,183.9   1,248.8
   Life insurance and annuity benefits                    178.2     175.8      210.4      241.6     279.8
   Policyholder dividends                                  40.6      39.6       42.4       44.5      41.7
                                                      ---------- ---------  ---------  --------- ---------
                                     Total benefits     1,235.4   1,284.4    1,349.2    1,470.0   1,570.3

Expenses
   Commissions                                            462.3     542.1      614.8      772.9     706.2
   General operating expenses                             394.3     453.1      496.9      570.4     585.1
   Deferral of policy acquisition costs                  (487.9)   (584.2)    (638.7)    (784.9)   (762.3)
                                                      ---------- ---------  ---------  --------- ---------
                                           Subtotal       368.7     411.0      473.0      558.4     529.0

   Amortization of policy acquisition costs               167.2     214.6      272.7      351.6     348.1
   Interest expense on debt and trust securities           26.1      35.1       47.2       48.5      54.9
                                                      ---------- ---------  ---------  --------- ---------
                                     Total expenses       562.0     660.7      792.9      958.5     932.0

                                                      ---------- ---------  ---------  --------- ---------
                      Operating income before taxes       384.3     474.8      563.6      647.3     583.2

   Federal income taxes                                   134.6     162.0      187.0      196.1     149.2

------------------------------------------------------------------------------------------------------------
                               Net operating income     $ 249.7   $ 312.8     $376.6    $ 451.2    $434.0
------------------------------------------------------------------------------------------------------------

   Pro forma adjustments (1)                               (2.9)        -          -          -         -

   Net realized gains (losses) on investments, hedging
     instruments, and hedged items, excluding
     securitizations, net of taxes                          7.9      11.7       (7.0)     (16.1)     (9.7)

   Income (loss) from discontinued operations, net of taxes (2)
     Asset management - operating income                    7.6       9.1       14.4        2.0       5.6
     Corporate                                                -      (1.2)      (2.7)      (2.2)     (1.7)
     Net realized gains (losses) on investments               -         -          -          -      (8.3)
                                                      ---------- ---------  ---------  --------- ---------
   Total income (loss) from discontinued operations         7.6       7.9       11.7       (0.2)     (4.4)

   Cumulative effect of adoption of accounting
     principles, net of tax                                   -         -          -          -      (7.1)

------------------------------------------------------------------------------------------------------------
                               Pro forma net income     $ 262.3    $332.4    $ 381.3     $434.9   $ 412.8
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
             Pro forma net operating income per share    $ 1.92    $ 2.43     $ 2.93     $ 3.50    $ 3.36
------------------------------------------------------------------------------------------------------------

Nationwide Financial Services, Inc. - Operating Income Before Taxes by Segment
   Individual annuity                                   $ 186.9    $230.2     $254.4     $276.3    $227.2
   Institutional products                                 126.2     164.8      201.5      224.6     209.4
   Life insurance                                          66.7      88.8      122.7      161.1     189.7
   Corporate                                                4.5      (9.0)     (15.0)     (14.7)    (43.1)
                                                      ---------- ---------  ---------  --------- ---------
                      Operating income before taxes       384.3     474.8      563.6      647.3     583.2

   Federal income taxes                                   134.6     162.0      187.0      196.1     149.2

                                                      ---------- ---------  ---------  --------- ---------
                               Net operating income     $ 249.7   $ 312.8     $376.6    $ 451.2    $434.0
                                                      ========== =========  =========  ========= =========


(1) The pro forma adjustments give effect to the transactions associated with the Company's March 1997 IPO as if the transactions occurred at the beginning of 1997.

(2) As a result of the transaction reported, the results of the Company's asset management business will be reported as discontinued operations with all historical information restated on a comparable basis. Structured products transactions previously reported in the asset management segment have been reclassified to the Institutional Products segment.

Exhibit II - Restatement of Quarterly Operating Income

Nationwide Financial Services, Inc. - Consolidated
(in millions, except for per share data)

                                                              1Q01        2Q01        3Q01       4Q01        1Q02
                                                           -----------  ----------  ---------  ----------  ----------
Operating Revenues
   Asset fees                                                 $ 159.7      $157.6     $150.0      $148.0      $147.7
   Administrative fees                                           41.3        31.1       26.5        30.1        37.8
   Surrender charges                                             20.3        18.4       16.2        18.0        16.0
   Cost of insurance charges                                     46.6        49.6       51.5        54.2        55.4
                                                           -----------  ----------  ---------  ----------  ----------
                                     Total policy charges       267.9       256.7      244.2       250.3       256.9

   Traditional life premiums                                     63.9        66.6       59.4        61.2        60.7
   Net investment income                                        425.5       431.5      437.6       442.2       443.6
   Realized gain on securitizations                                 -           -          -         1.9           -
   Other income                                                  19.7        19.6       19.2        18.1        23.8
                                                           -----------  ----------  ---------  ----------  ----------
                                 Total operating revenues       777.0       774.4      760.4       773.7       785.0

Benefits
   Interest credited                                            302.2       309.7      318.2       318.7       297.8
   Life insurance and annuity benefits                           65.0        77.2       66.2        71.4        72.5
   Policyholder dividends                                        10.5        11.1        9.5        10.6        11.7
                                                           -----------  ----------  ---------  ----------  ----------
                                           Total benefits       377.7       398.0      393.9       400.7       382.0

Expenses
   Commissions                                                  186.4       184.0      155.2       180.6       167.2
   General operating expenses                                   147.9       138.4      143.9       154.9       163.5
   Deferral of policy acquisition costs                        (200.8)     (198.4)    (171.6)     (191.5)     (173.5)
                                                           -----------  ----------  ---------  ----------  ----------
                                                 Subtotal       133.5       124.0      127.5       144.0       157.2

   Amortization of policy acquisition costs                      94.2        85.5       85.5        82.9        84.8
   Interest expense on debt and trust securities                 14.1        13.4       12.6        14.8        16.7
                                                           -----------  ----------  ---------  ----------  ----------
                                           Total expenses       241.8       222.9      225.6       241.7       258.7

                                                           -----------  ----------  ---------  ----------  ----------
                            Operating income before taxes       157.5       153.5      140.9       131.3       144.3

   Federal income taxes                                          42.0        40.1       36.6        30.5        37.5

----------------------------------------------------------------------------------------------------------------------
                                     Net operating income     $ 115.5     $ 113.4    $ 104.3     $ 100.8     $ 106.8
----------------------------------------------------------------------------------------------------------------------

   Net realized gains (losses) on investments, hedging
     instruments, and hedged items, excluding
     securitizations, net of taxes                               (2.6)        2.1       26.5       (35.7)       (3.1)

   Income (loss) from discontinued operations, net of taxes (1)
     Asset management - operating income                          0.1         2.0        2.4         1.1         2.0
     Corporate                                                   (0.5)       (0.5)      (0.6)       (0.1)       (0.1)
     Net realized gains (losses) on investments                     -        (0.8)         -        (7.5)        0.3
                                                           -----------  ----------  ---------  ----------  ----------
     Total income (loss) from discontinued operations            (0.4)        0.7        1.8        (6.5)        2.2

   Cumulative effect of adoption of accounting
     principles, net of tax                                      (4.8)       (2.3)         -           -           -

----------------------------------------------------------------------------------------------------------------------
                                               Net income     $ 107.7     $ 113.9    $ 132.6      $ 58.6     $ 105.9
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                           Net operating income per share      $ 0.89      $ 0.88     $ 0.81      $ 0.78      $ 0.83
----------------------------------------------------------------------------------------------------------------------

Nationwide Financial Services, Inc. - Operating Income Before Taxes by Segment
   Individual annuity                                          $ 60.5      $ 62.0     $ 54.2      $ 50.5      $ 53.3
   Institutional products                                        54.3        54.0       49.6        51.5        58.5
   Life insurance                                                52.1        44.1       44.8        48.7        40.7
   Corporate                                                     (9.4)       (6.6)      (7.7)      (19.4)       (8.2)
                                                           -----------  ----------  ---------  ----------  ----------
                            Operating income before taxes       157.5       153.5      140.9       131.3       144.3

   Federal income taxes                                          42.0        40.1       36.6        30.5        37.5

                                                           -----------  ----------  ---------  ----------  ----------
                                     Net operating income     $ 115.5     $ 113.4    $ 104.3     $ 100.8     $ 106.8
                                                           ===========  ==========  =========  ==========  ==========

(1) As a result of the transaction reported, the results of the Company's asset management business will be reported as discontinued operations with all historical information restated on a comparable basis. Structured products transactions previously reported in the asset management segment have been reclassified to the Institutional Products segment.